77Q1(d)(1)
Amended and Restated Master Distribution and Individual
Shareholder Services Plan (C Class) of American Century
Capital Portfolios, Inc., effective as of March 1, 2010
(filed electronically as Exhibit (m) (1) to Post-Effective
Amendment No. 45 to the Registration Statement of American
Century Capital Portfolios, Inc. on February 8, 2010,
File No. 033-64872 and incorporated herein by reference).

77Q1(d)(2)
Amended and Restated Master Distribution and Individual
Shareholder Services Plan (A Class), effective as of
March 1, 2010 (filed electronically as Exhibit (m) (2)
to Post-Effective Amendment No. 45 to the Registration
Statement of American Century Capital Portfolios, Inc.
on February 8, 2010, File No. 033-64872 and incorporated
herein by reference).

77Q1(d)(3)
Amended and Restated Master Distribution and Individual
Shareholder Services Plan (R Class), effective as of
March 1, 2010 (filed electronically as Exhibit (m) (4)
to Post-Effective Amendment No. 45 to the Registration
Statement of American Century Capital Portfolios, Inc.
on February 8, 2010, File No. 033-64872 and incorporated
herein by reference).

77Q1(d)(4)
Amended and Restated Multiple Class Plan of American
Century Capital Portfolios, Inc., effective as of
March 1, 2010 (filed electronically as Exhibit (n) to
Post-Effective Amendment No. 45 to the Registration
Statement of American Century Capital Portfolios, Inc.
on February 8, 2010, File No. 033-64872 and incorporated
herein by reference).